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


Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          Dec 31, 1999
Current Due Period Ending                           Jan 31, 2000
Prior Distribution Date                             Jan 14, 2000
Distribution Date                                   Feb 14, 2000

Beginning Trust Principal Receivables           3,971,479,080.30
Average Principal Receivables                   3,971,332,092.19
FC&A Collections (Includes Recoveries)             63,496,840.43
Principal Collections                             112,677,807.67
Additional Balances                                51,872,730.15
Net Principal Collections                          60,805,077.52
Defaulted Amount                                   27,744,363.19
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,572,275.00

Beginning Participation Invested Amount           301,413,443.86
Beginning Participation Unpaid Principal          301,413,443.86
Balance
Ending Participation Invested Amount              294,692,779.04
Ending Participation Unpaid Principal Balance     294,692,779.04

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 301,413,443.86
Numerator for Fixed Allocation                    308,523,581.23
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Applicable Allocation Percentage                         7.5897%
Investor FC&A Collections                           4,819,239.72

Series Participation Interest Default Amount
Numerator for Floating Allocation                 301,413,443.86
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Floating Allocation Percentage                           7.5897%
Series Participation Interest Default Amount        2,105,722.68


Principal Allocation Components
Numerator for Floating Allocation                 301,413,443.86
Numerator for Fixed Allocation                    308,523,581.23
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             5.2911%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          301,413,443.86
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,816,853.26

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           6,720,664.82
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       4,614,942.14
or e]
(b) prior to Accelerated Amort. Date or not         4,614,942.14
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       7.5897%
(d) Net Principal Collections                      60,805,077.52
(e) after Accelerated Amort Date or Early Amort     8,753,677.59
Period, [f*g]
(f) Fixed Allocation Percentage                          7.7688%
(g) Collections of Principal
                                                  112,677,807.67

(h) Minimum Principal Amount, [Min(i,l)]            3,319,719.31
(i)  Floating Allocation Percentage of              8,551,943.09
Principal Collections
(j)  1.8% of the Series Participation Interest      5,425,441.99
Invested Amount
(k) Series Participation Interest Net Default       2,105,722.68
Payment Amount
(l)  the excess of (j) over (k)                     3,319,719.31

(m) Series Participation Interest Net Default       2,105,722.68
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     4,819,239.72
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the           502,355.74
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,816,853.26
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,105,722.68
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        0.00
Excess [Sec. 4.11(a)(vi)]                             394,308.04

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  894,616,891.32

Seller's Interest Percentage                              23.04%

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


Series 1996-1 Owner Trust Calculations

Due Period      Jan 31, 2000
Ending
Payment Date    Feb 15, 2000



Calculation of Interest Expense


Index (LIBOR)              5.781250%

Accrual end date        Feb 15, 2000

accrual beginning date  Jan 18, 2000

and days in Interest Period       28

                     Class A         Class B    Certificates        Overcoll
                                                                      Amount
Beginning     156,670,715.06  105,494,705.35   10,549,470.53   28,698,552.92
Unpaid
Principal
Balance

Previously              0.00            0.00            0.00
unpaid
interest/yield

Spread to              0.22%           0.60%           1.00%
index

Rate (capped       6.001250%       6.381250%       6.781250%
at 13%, 15%,
16%)

Interest/Yield    731,282.32      523,590.74       55,641.13
Payable on
the Principal
Balance

Interest on             0.00            0.00            0.00
previously
unpaid
interest/yield

Interest/Yield    731,282.32      523,590.74       55,641.13
Due

Interest/Yield    731,282.32      523,590.74       55,641.13
Paid

Summary


Beginning
Security      156,670,715.06  105,494,705.35   10,549,470.53   28,698,552.92
Balance

Beginning
Adjusted      156,670,715.06  105,494,705.35   10,549,470.53
Balance

Principal       3,493,264.43    2,352,232.69      235,223.26      702,738.91
Paid

Ending
Security      153,177,450.63  103,142,472.66   10,314,247.27    28,058,608.48
Balance

Ending
Adjusted      153,177,450.63  103,142,472.66   10,314,247.27
Balance

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Ending                                               3.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted      153,240,245.10  103,142,472.66   10,314,247.27
Balance

Minimum                        49,000,000.00    4,900,000.00   13,300,000.00
Adjusted
Balance

Certificate                                     8,930,369.98
Minimum
Balance

Ending OC                                                      28,058,608.48
Amount as
Holdback
Amount

Ending OC                                                               0.00
Amount as
Accelerated
Prin Pmts



Beginning Net           0.00            0.00            0.00            0.00
Charge offs

Reversals               0.00            0.00            0.00            0.00

Charge offs             0.00            0.00            0.00            0.00

Ending Net              0.00            0.00            0.00            0.00
Charge Offs



Interest/Yield    $1.1454924      $3.8430190      $2.1858316
Paid per
$1000

Principal         $5.4719054     $17.2647723      $9.2406181
Paid per
$1000


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Series 1996-1  Owner Trust Calculations
Due Period                                           January 2000
Payment Date                                         Feb 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         6,720,664.82
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           62,794.47

Series Participation Interest Monthly Interest       1,816,853.26

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              731,282.32
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              523,590.74
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          55,641.13
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         3,430,469.96
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          2,352,232.69
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        235,223.26
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            702,738.91
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               62,794.47


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              443,544.60
Certificate - Sec. 3.05(a)(vii)


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


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        702,738.91
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            62,794.47
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        639,944.44
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             2,359.68

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